Shareholder Meeting
Results
Cash Management Portfolio
A Special Meeting of Shareholders (the
"Meeting") of Cash Management Portfolio
(the "Portfolio") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York
10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

			I.	Election of Trustees.


Number of Votes:

For
Withheld
Henry P.
Becton, Jr.
8,561,529,
586.933
11,164,45
1.671
Dawn-
Marie
Driscoll
8,561,577,
825.276
11,116,21
3.328
Keith R.
Fox
8,561,577,
825.276
11,116,21
3.328
Kenneth
C.
Froewiss
8,561,577,
825.276
11,116,21
3.328
Martin J.
Gruber
8,561,577,
825.276
11,116,21
3.328
Richard J.
Herring
8,561,577,
825.276
11,116,21
3.328
Graham E.
Jones
8,561,577,
825.276
11,116,21
3.328
Rebecca
W. Rimel
8,561,577,
825.276
11,116,21
3.328
Philip
Saunders,
Jr.
8,561,577,
825.276
11,116,21
3.328
William N.
Searcy, Jr.
8,561,504,
390.931
11,189,64
7.673
Jean
Gleason
Stromberg
8,561,504,
390.931
11,189,64
7.673
Carl W.
Vogt
8,561,504,
390.931
11,189,64
7.673
Axel
Schwarzer
8,561,504,
390.931
11,189,64
7.673

II-A.	Approval of an Amended and
Restated Investment Management
Agreement with the Portfolio's
Current Investment Advisor.

Number of Votes:
For
Against
Abstain
8,538,
217,16
1.645
22,247,2
99.381
12,229,577.
578

II-B.	Approval of an Amended and
Restated Investment
Management Agreement with
Deutsche Investment
Management Americas Inc.

Number of Votes:
For
Against
Abstain
8,557,
738,51
5.929
5,365,43
7.646
9,590,085.0
29

  II-C.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
8,555,
460,24
0.013
4,966,52
5.549
12,267,273.
042

      III.	Approval of Revised
Fundamental Investment
Restrictions for the Portfolio
on:
       III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
8,371,
106,11
2.429
6,373,97
4.223
195,213,95
1.952

			III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
8,372,
620,1
60.49
2
4,859,92
6.160
195,213,95
1.952

			III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
8,372,
804,75
7.716
4,675,32
8.936
195,213,95
1.952

  III-D.	Concentration for Portfolios that
will Concentrate in Bank
Obligations.

Number of Votes:
For
Against
Abstain
8,372,
804,7
57.71
6
4,675,32
8.936
195,213,95
1.952

			III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
8,372,
632,4
19.34
3
4,847,66
7.309
195,213,95
1.952

			III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
8,372,
703,41
5.554
4,776,67
1.098
195,213,95
1.952

				III-G.	Commodities

Number of Votes:
For
Against
Abstain
8,372,
615,54
2.369
4,864,54
4.283
195,213,95
1.952

	`			III-H.	Lending

Number of Votes:
For
Against
Abstain
8,373,
102,07
8.904
4,378,00
7.748
195,213,95
1.952

			III-I	Portfolio Diversification

Number of Votes:
For
Against
Abstain
8,373,
118,95
6.553
4,361,13
0.099
195,213,95
1.952

			III-J.	Investing for Control

Number of Votes:
For
Against
Abstain
8,372,
503,11
2.669
4,976,97
3.983
195,213,95
1.952

       III-K.	Acquiring More than 10%
of the Voting Securities of Any
One Issuer

Number of Votes:
For
Against
Abstain
8,372,
817,31
1.506
4,662,77
5.146
195,213,95
1.952

			III-L. 	Restricted and Illiquid Securities

Number of Votes:
For
Against
Abstain
8,372,
549,16
4.281
4,930,92
2.371
195,213,95
1.952

III-M.	Securities Issued by Other
Investment Companies

Number of Votes:
For
Against
Abstain
8,372,
587,57
7.857
4,892,50
8.795
195,213,95
1.952

				III-N.	Short Sales

Number of Votes:
For
Against
Abstain
8,372,
628,96
7.143
4,851,11
9.509
195,213,95
1.952

				qIII-O.	Warrants

Number of Votes:
For
Against
Abstain
8,372,
628,96
7.143
4,851,11
9.509
195,213,95
1.952

III-P.	Issuers Whose Securities Are
Owned by Officers and Trustees of
the Portfolio or its Investment
Advisor

Number of Votes:
For
Against
Abstain
8,370,
075,81
4.837
7,404,27
1.815
195,213,95
1.952

			III-Q.	Oil, Gas and Mineral Programs

Number of Votes:
For
Against
Abstain
8,372,
628,96
7.143
4,851,11
9.509
195,213,95
1.952





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